Property and Equipment, Net	12 Months Ended
Dec. 31, 2024
Property and Equipment, Net [Abstract]
Property and equipment, net

6. Property and equipment, net

Property and equipment, net consisted of the following:

	2024	2023
	In thousands of USD
Buildings	$15,977	$15,935
Furniture and equipment	685	974
Motor vehicles	152	119
Office improvements	1840	1,868
Subtotal	18,654	18,896
Less: accumulated depreciation	(4,961)	(4,270)
Property and equipment, net	$13,693	$14,626

Depreciation expenses recognized in general and administrative expenses for the years ended December 31, 2024, 2023 and 2022 amounted to approximately $0.69 million, $0.68 million and $0.65 million, respectively.

The Company has no pledged property and equipment as of December 31, 2024 and 2023.

The Company did not recognize any impairment loss on property and equipment for the years ended December 31, 2024, 2023 and 2022.